SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) May 27, 1999





                  ASSOCIATES CORPORATION OF NORTH AMERICA
          (Exact name of registrant as specified in its charter)





            DELAWARE                              74-1494554
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                 1-6154
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     As previously announced, on January 6, 1999 the parent of Associates Corporation of North America (the "Registrant"), Associates First Capital Corporation ("First Capital"), acquired the assets and assumed the liabilities of Avco Financial Services, Inc. ("Avco"). Prior to this transaction, Avco had the fourth largest U.S. consumer finance branch network and well-established operations in international markets served by First Capital including Canada, the United Kingdom and Puerto Rico. Avco also provided First Capital with access to new markets in Australia, Hong Kong, France, Sweden, Spain, New Zealand, Ireland and India. Accordingly, the Avco acquisition resulted in a significant change in the worldwide scope of the audit related work to be performed by First Capital's certifying accountant.

     First Capital and the Registrant have historically engaged PricewaterhouseCoopers LLP ("PwC") as their worldwide certifying accountant while Avco has historically engaged Ernst & Young LLP ("E&Y"). As a result of the Avco acquisition, a process was undertaken to review First Capital's certifying accountant. Effective June 1, 1999, E&Y will replace PwC as the ongoing worldwide certifying accountant for First Capital and all subsidiaries (including the Registrant). This change was recommended by management and approved by the Registrant's Board of Directors on May 27, 1999. The Registrant maintains a high regard for PwC and is grateful for the work it has performed.

     The reports of PwC for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the registrant's two most recent fiscal years and subsequent interim periods preceding the date of this report there were no:

(i) disagreements between the Registrant and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreement or disagreements in their reports on the financial statements for such years.

(ii) reportable events involving PwC that would have required disclosure under
Item 304(a)(1)(v) of Section 304 of Regulation S-K.

(iii) written or oral consultations between the Registrant and E&Y regarding either the specific application of accounting principles or the type of audit opinion that might be rendered on the Registrant's financial statements that was considered an important factor by the Registrant in reaching a decision as an accounting, auditing or financial reporting issue, or any matter that was the subject of a disagreement or a reportable event.

    The Registrant requested, and PwC has furnished, a letter addressed to the Securities and Exchange Commission stating that PwC agrees with the above statements that pertain to PwC. A copy of such letter, dated May 28, 1999, is filed as Exhibit 16.1 to this Form 8-K.



ITEM 7.  EXHIBITS.

        Exhibit 16.1 -Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.



                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ASSOCIATES CORPORATION OF NORTH AMERICA



                          By: /S/ John F. Stillo
                              Executive Vice President and Comptroller

Date: May 28, 1999